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                                                                    EXHIBIT 23.4


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the use of our report dated May 17, 2002, with respect to the financial statements of Mandalay Pictures, LLC, in the Registration Statement (Form S-2) and related Prospectus of Lions Gate Entertainment Corp. dated April 28, 2003.


/s/ Ernst & Young LLP


Los Angeles, California
April 28, 2003